Exhibit 10.29

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made as of November 21, 2012, by and between MERISEL, INC., a Delaware corporation (the “Company”), and SAINTS CAPITAL GRANITE, L.P., a Delaware limited partnership (“Buyer).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement (defined below).

RECITALS

WHEREAS, the Company and Buyer are parties to that certain Note Purchase Agreement, dated as of August 20, 2012 (the “Note Purchase Agreement”); and

WHEREAS, each of the Company and Buyer desires to amend the Note Purchase Agreement on the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Amendments.

(a)           Section 4(c) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(c)           [Intentionally omitted.]”

(b)           Section 4(f) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(f)           [Intentionally omitted.]”

(c)           Section 4(l) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

“(l)           No Going Private Transaction.  Buyer hereby agrees not to initiate, directly or indirectly, any “going private”  or “Rule 13e-3 transaction”, as such term is defined in Rule 13e-3 promulgated under the 1934 Act at any time prior to March 31, 2013.”

2.           Miscellaneous.

(a)           Except as specifically amended herein, the Note Purchase Agreement shall remain in full force and effect in accordance with its terms as are hereby ratified and confirmed by all parties in all respects.

(b)           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Facsimile and electronic execution and delivery of this Amendment shall be legal, valid and binding execution and delivery for all purposes.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

MERISEL, INC.

By: /s/ Donald R. Uzzi
Name:	Donald R. Uzzi
Title:	Chairman

SAINTS CAPITAL GRANITE, L.P.

By: Saints Capital Granite, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kenneth Sawyer
Name:	Kenneth Sawyer
Title:	Managing Member

[Signature Page to Amendment to Note Purchase Agreement]